UNITES STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2015

NEHPROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32288 (Commission File Number)	13-3971809 (IRS Employer Identification No.)

41 Grand Avenue, River Edge, New Jersey 07661 (Address of principal executive offices, including ZIP code)

(201) 343-5202 (Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 30, 2015, the Audit Committee of the Board of Directors of Nephros, Inc. (the “Company”) concluded, after consulting with management and discussing with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm, that the Company’s audited financial statements for each of the fiscal years ended December 31, 2009 through December 31, 2013, and the Company’s unaudited financial statements for each of the fiscal quarters ended March 31, 2009 through September 30, 2014 (collectively, the “Financial Statements”) should no longer be relied upon because of a misstatement relating to the Company’s accounting for its outstanding common stock purchase warrants (the “Warrants”) as components of equity instead of as derivative liabilities.

  The Warrants were originally issued in connection with the conversion of certain outstanding promissory notes. The terms of the Warrants include a provision (the “Anti-Dilution Adjustment Provision”) that in the event the Company, at any time or from time to time after the Warrants were issued, sells or issues any shares of common stock for a consideration per share less than the per share exercise price of the Warrants in effect on the date of such sale or issuance (any such sale or issuance, a “Dilutive Issuance”), then, and thereafter upon each further Dilutive Issuance, the per share exercise price of the Warrants in effect immediately prior to such Dilutive Issuance shall be changed to a price equal to the consideration per share received by the Company in respect of the shares issued in such Dilutive Issuance (rounded to the nearest tenth of a cent). Since their issuance, the Company has accounted for the Warrants as equity instruments.

In connection with the audit of the Company’s consolidated financial statements for the year ended December 31, 2014, the Audit Committee and the Company’s management further evaluated the warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including common stock purchase warrants, and states that an instrument shall be classified as a component of equity only if, among other things, the instrument is indexed to the issuer’s common stock. Under ASC Section 815-40-15, an instrument is not indexed to the issuer’s common stock if the terms of the instrument require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the instrument. Based on management’s evaluation, the Audit Committee, in consultation with management and after discussion with WithumSmith+Brown, concluded that the Company’s warrants are not indexed to the Company’s common stock in the manner contemplated by ASC Section 815-40-15 because the transactions that will trigger the Anti-Dilution Adjustment Provision are not inputs to the fair value of the warrants. Accordingly, U.S. generally accepted accounting principles require the Company to classify the Warrants as a derivative liability, beginning with the quarter ended March 31, 2009. Under this accounting treatment, which applies to any warrants outstanding as of or after January 1, 2009, the Company is required to measure the fair value of the Warrants at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period.

The Company’s accounting for the Warrants as components of equity instead of as derivative liabilities is not expected to have any effect on the Company’s revenue, operating expenses, operating income, cash flows or cash and cash equivalents which were reported in the Financial Statements.

The Audit Committee has discussed the matters disclosed in this Item 4.02 with WithumSmith+Brown and has authorized and directed the Company to restate the Financial Statements as soon as is reasonably practicable. The Company intends to correct the accounting for its Warrants as soon as practicable.

This report contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2015, the Board of Directors of the Company (the “Board”) approved the Company's 2015 Equity Incentive Plan (the “2015 Plan”). The principal provisions of the 2015 Plan are summarized below. This summary is not a complete description of all the 2015 Plan's provisions, and is qualified in its entirety by reference to the 2015 Plan, which the Company intends to file as an exhibit to the Company’s Form 10-Q for the quarter ending March 31, 2015. The 2015 Plan replaces the Company's 2004 Stock Incentive Plan and no further awards will be made pursuant to such plan. Capitalized terms used but not defined herein will be as defined in the 2015 Plan.

Administration

The Board will initially be the administrator of the 2015 Plan, but the Board may delegate the administration of the 2015 Plan to the Company’s Compensation Committee. The Board and any Committee to which it may delegate the administration of the 2015 Plan are collectively referred to in the 2015 Plan as the “Administrator.”

The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more officers of the Company and/or its Affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the 2015 Plan. The Administrator may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Administrator: (i) designate employees to be recipients of awards under the 2015 Plan and (ii) determine the size of any such awards; provided, however, that the Committee may not delegate such responsibilities to any such officer for awards granted to an employee who is an officer or director of the Company or the beneficial owner of more than 10% of the Company’s common stock; the resolution providing such authorization sets forth the total number of awards such officer(s) may grant; and the officer(s) must report periodically to the Administrator regarding the nature and scope of the awards granted pursuant to the authority delegated.

Except as otherwise provided in the 2015 Plan, the Administrator will have all of the powers vested in it under the provisions of the 2015 Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an award will be granted; the individuals to whom, and the time or times at which, awards will be granted; the number of shares subject to each award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each award. The Administrator will have full power and authority to administer and interpret the 2015 Plan, to make and amend rules, regulations and guidelines for administering the 2015 Plan, to prescribe the form and conditions of the respective Agreements evidencing each award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any award (to the extent the amended terms would be permitted by the 2015 Plan and provided that no such revision or amendment, except as is authorized in Section 15 of the 2015 Plan, may impair the terms and conditions of any award that is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the 2015 Plan (including to correct any defect, omission or inconsistency in the 2015 Plan or any Agreement, to the extent permitted by law and the 2015 Plan). The Administrator’s interpretation of the 2015 Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it under the 2015 Plan will be conclusive and binding on all parties concerned.

Eligibility

Any employee, director, or consultant may participate in the 2015 Plan; provided, however, that only employees are eligible to receive incentive stock options. Additionally, the Company may grant certain performance-based awards to “covered employees” in compliance with Section 162(m) of the Internal Revenue Code. These covered employees include our executive officers. Section 162(m) generally limits the corporate tax deduction for compensation paid to executive officers that is not “performance-based” to $1,000,000 per executive officer. “Performance-based” compensation meeting certain requirements is not counted against the $1,000,000 limit and generally remains fully deductible for tax purposes.

Shares Available for Awards

The stock to be awarded or optioned under the Plan (the “share authorization”) will consist of authorized but unissued or reacquired shares of common stock. The maximum aggregate number of shares of common stock reserved and available for awards under the 2015 Plan is 7,000,000 shares; provided, that all shares of stock reserved and available under the 2015 Plan will constitute the maximum aggregate number of shares of stock that may be issued through incentive stock options.

The following shares of common stock will not reduce the share authorization and will continue to be reserved and available for awards granted pursuant to the 2015 Plan: (i) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (ii) shares of common stock covered by an award to the extent the award is settled in cash; provided, however, that the full number of shares of common stock subject to a stock appreciation right will reduce the share authorization, whether such stock appreciation right is settled in cash or shares of common stock. Any shares of common stock withheld to satisfy tax withholding obligations on an award, shares of common stock withheld to pay the exercise price of an option, and shares of common stock subject to a broker-assisted cashless exercise of an option will reduce the share authorization.

No person may be granted options or stock appreciation rights under the 2015 Plan for more than 3,000,000 shares of common stock in any calendar year, and no person may be granted restricted stock awards, restricted stock unit awards or performance awards under the 2015 Plan for more than 1,000,000 shares of common stock in any calendar year.

The Administrator will adjust the number of shares and share limit described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2015 Plan. Any adjustment determination made by the Administrator will be final, binding and conclusive.

Type of Awards and Terms and Conditions

The 2015 Stock Plan provides that the Administrator may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Administrator may determine to be necessary or desirable:

•	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options;
•	stock appreciation rights;
•	restricted stock;
•	restricted stock units; and
•	performance awards.

Options. Options may either be incentive stock options, which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code, or non-qualified stock options. Options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. Non-qualified stock options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of non-qualified stock options. The exercise price of each share subject to a non-qualified stock option will be determined by the Administrator at the time of grant but must be equal to or greater than the fair market value of a share on the date of grant. Recipients of options have no rights as stockholders with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the awards beginning on the grant date, but have no other rights as stockholders with respect to such shares.

Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as stockholders with respect to any shares covered by the awards until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Awards. Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator. Recipients of performance awards have no rights as stockholders with respect to any shares covered by the awards until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Stock Appreciation Rights. A stock appreciation right may be granted independent of, or in tandem with, a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. Stock appreciation rights vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of stock appreciation rights. Recipients of stock appreciation rights have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance-Based Compensation. For any Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of the following criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes; (29) employee retention; (30) stockholders’ equity; (31) capital expenditures; (32) debt levels; (33) operating profit or net operating profit; (34) workforce diversity; (35) growth of net income or operating income; (36) billings; (37) bookings; (38) initiation of phases of clinical trials and/or studies by specified dates; (39) patient enrollment rates; (40) budget management; (41) regulatory body approval with respect to products, studies and/or trials; and (42) commercial launch of products

Amendments of the 2015 Plan

The Board may from time to time, insofar as permitted by law, suspend or discontinue the 2015 Plan or revise or amend it in any respect. However, to the extent required by applicable law or regulation or as except as provided under the 2015 Plan itself, the Board may not, without stockholder approval, revise or amend the 2015 Plan to (i) materially increase the number of shares subject to the 2015 Plan, (ii) change the designation of participants, including the class of employees, eligible to receive awards, (iii) decrease the price at which options or stock appreciation rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock with other awards, or amend the terms of outstanding options or stock appreciation rights to reduce their exercise price, (v) materially increase the benefits accruing to participants under the 2015 Plan, or (vi) make any modification that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

Term

The Administrator may grant awards pursuant to the 2015 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after March 25, 2025.

Change of Control

Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the 2015 Plan, the Administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2015 Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control; (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, must assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the Administrator pursuant to the 2015 Plan) as of the effective date of any such change of control, cash in an amount equal to (1) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights, or (2) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The Administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

Payment

Upon exercise of an option granted under the 2015 Plan, and as permitted in the Administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions

Unless permitted by law and expressly permitted by the 2015 Plan or underlying award agreement, no award will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a non-qualified stock option to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

Forms of Agreement

The Administrator has approved forms of agreement to govern incentive stock options, non-qualified stock options, restricted stock awards and restricted stock units. The foregoing summaries of the 2015 Plan and the forms of the agreements do no purport to be complete and are qualified in their entirety by reference to the text of the 2015 Plan and to the text of the forms of agreement, all of which the Company intends to file as exhibits to the Company’s Form 10-Q for the quarter ending March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

	By:	/s/ Paul A. Mieyal
Dated: March 31, 2015		Paul A. Mieyal
Acting President, Acting Chief Executive Officer, Acting Chief Financial Officer and Acting Secretary